Horizon Kinetics Inflation Beneficiaries ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 94.1%	Shares	Value
Agricultural Operations - 4.4%
Archer-Daniels-Midland Co.	370,209	$17,773,734
Bunge Global SA	289,478	22,121,909
Wilmar International Ltd.	4,149,416	10,341,897
		50,237,540

Building Production-Wood - 1.8%
West Fraser Timber Co. Ltd.	266,659	20,516,743

Computer Services - 0.8%
CACI International, Inc. - Class A (a)	24,768	9,087,875

Diversified Minerals - 0.0%(b)
Lithium Royalty Corp. (a)(c)	100,000	348,098

Electric-Integrated - 2.3%
Hawaiian Electric Industries, Inc. (a)	2,412,551	26,417,433

Global Exchanges - 17.7%
ASX Ltd.	536,876	21,792,867
Deutsche Boerse AG	143,820	42,272,127
Intercontinental Exchange, Inc.	314,666	54,279,885
Japan Exchange Group, Inc.	1,558,091	15,915,367
London Stock Exchange Group PLC	50,592	7,483,599
Singapore Exchange Ltd.	2,798,604	27,838,208
TMX Group Ltd.	846,220	30,891,366
		200,473,419

Insurance Brokers - 3.1%
Marsh & McLennan Cos., Inc.	142,112	34,679,591

Investment Management-Advisor Services - 1.7%
Brookfield Corp.	218,020	11,426,428
Sprott, Inc.	169,055	7,585,498
		19,011,926

Medical-Biomedical-Genetics - 0.9%
Royalty Pharma PLC - Class A	319,450	9,944,479

Metal-Diversified - 5.1%
Altius Minerals Corp.	378,934	6,518,955
Cameco Corp.	553,986	22,802,063
Deterra Royalties Ltd.	5,316,534	11,926,794
Glencore PLC	4,473,349	16,184,523
		57,432,335

Metal-Iron - 1.4%
Labrador Iron Ore Royalty Corp. (c)	270,370	5,526,688
Mesabi Trust	393,971	10,716,011
		16,242,699

Motion Pictures & Services - 0.2%
IG Port, Inc.	85,000	1,133,409
Toei Animation Co. Ltd.	56,399	1,169,165
		2,302,574

Oil Companies -Exploration & Production - 9.4%
Dorchester Minerals LP	184,564	5,551,685
Landbridge Co. LLC - Class A (c)	1,251,189	90,010,537
Topaz Energy Corp.	630,501	10,614,583
		106,176,805

Oil-Field Services - 1.7%
Aris Water Solutions, Inc. - Class A	584,399	18,724,144

Oil-US Royalty Trusts - 21.0%
Permian Basin Royalty Trust	1,064,813	10,552,297
PrairieSky Royalty Ltd.	2,975,110	53,641,900
Sabine Royalty Trust	85,201	5,767,256
San Juan Basin Royalty Trust	1,283,345	7,096,898
Sitio Royalties Corp. - Class A	823,910	16,371,092
Texas Pacific Land Corp.	58,148	77,045,518
Viper Energy, Inc.	1,480,387	66,839,473
		237,314,434

Pipelines - 3.4%
Cheniere Energy, Inc.	165,614	38,323,080

Precious Metals - 15.6%
Franco-Nevada Corp.	304,805	48,025,076
Metalla Royalty & Streaming Ltd. (a)(c)	390,000	1,115,400
Osisko Gold Royalties Ltd.	1,499,647	31,672,545
Sandstorm Gold Ltd.	1,874,325	14,151,154
Wheaton Precious Metals Corp.	1,045,023	81,125,135
		176,089,310

Real Estate Operations-Development - 1.1%
St Joe Co.	267,836	12,574,900

Telecommunication Services - 2.1%
DigitalBridge Group, Inc.	2,633,423	23,226,791

Transport-Marine - 0.4%
Clarkson PLC	103,285	4,539,399
TOTAL COMMON STOCKS (Cost $905,494,674)		1,063,663,575

TOTAL INVESTMENTS - 94.1% (Cost $905,494,674)		1,063,663,575
Money Market Deposit Account - 10.6% (d)(e)		120,042,825
Liabilities in Excess of Other Assets - (4.7)%		(53,363,664)
TOTAL NET ASSETS - 100.0%		$1,130,342,736
two		–%
Percentages are stated as a percent of net assets.		–%

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $54,441,558 which represented 4.8% of net assets.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.24%.

(e)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of March 31, 2025 is $54,481,986 which represented 4.8% of net assets.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Horizon Kinetics Inflation Beneficiaries ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,063,663,575	$–	$–	$1,063,663,575
Total Investments	$1,063,663,575	$–	$–	$1,063,663,575

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2025
(% of Net Assets)
United States	$557,104,588	49.3%
Canada	345,961,632	30.6
Germany	42,272,127	3.7
Singapore	38,180,105	3.4
Australia	33,719,661	3.0
Japan	18,217,941	1.6
Switzerland	16,184,523	1.4
United Kingdom	12,022,998	1.1
Other Assets in Excess of Other Assets	66,679,161	5.9
	$1,130,342,736	100.0%